JANUARY 22, 2001
                                                                      PROSPECTUS

THE PROFUNDS VP
PROFUND VP OTC                          PROFUND VP ENERGY
PROFUND VP EUROPE 30                    PROFUND VP FINANCIAL
PROFUND VP BULL PLUS                    PROFUND VP HEALTHCARE
PROFUND VP ULTRAOTC                     PROFUND VP REAL ESTATE
PROFUND VP ULTRASMALL-CAP               PROFUND VP TECHNOLOGY
PROFUND VP BEAR                         PROFUND VP TELECOMMUNICATIONS
PROFUND VP BIOTECHNOLOGY                PROFUND VP UTILITIES

                              [PROFUNDS(SM) LOGO]

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  TABLE OF CONTENTS

          1       ProFunds VP Overview

          5       ProFunds VP Fund Information

         19       ProFunds VP Strategy

         21       General Information

         25       ProFunds VP Management

         27       Financial Highlights


[PROFUNDS(SM) LOGO]      PROFUND ADVISORS LLC
                         INVESTMENT ADVISORS

                                                                     PROFUNDS VP
                                                                        OVERVIEW

     The ProFunds described in this Prospectus (the "ProFunds VP") seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular stock market benchmark.*

          o ProFund VP OTC and ProFund VP Europe 30 seek daily returns corresponding to a specific market index. These ProFunds may be considered to be conventional index funds.

          o Other ProFunds VP seek daily returns corresponding to one and one-half (ProFund VP Bull Plus) or to double (ProFund VP UltraOTC and ProFund VP UltraSmall-Cap) of the return of a specified stock market index. The returns of each of these ProFunds VP should be magnified (both positively and negatively) relative to its underlying index.

          o The ProFund VP Bear seeks to produce a daily return which corresponds to the inverse (opposite) of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The value of this ProFund VP should go up when the index underlying its benchmark goes down, and its value should go down when the index goes up.

          o Eight ProFunds VP described in this prospectus seek to match the daily performance of a specific Dow Jones sector index. For example, the ProFund VP Biotechnology seeks to match the daily performance of the Dow Jones U.S. Biotechnology Index. These ProFunds are designed to allow investors to gain investment exposure to a particular economic segment of the U.S. economy.

INVESTMENT OBJECTIVES

          o PROFUND VP OTC -- seeks daily investment results that correspond to the performance of the NASDAQ 100 Index(TM).

          o PROFUND VP EUROPE 30 -- seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

          o PROFUND VP BULL PLUS -- seeks daily investment results that correspond to one and a half times (150%) the performance of the S&P 500 Index. If the ProFund VP Bull Plus is successful in meeting its objective, it should gain approximately one-and-a-half times as much as the S&P 500 Index when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately one-and-a-half times as much when such prices decline on that day.

          o PROFUND VP ULTRAOTC -- seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If the ProFund VP UltraOTC is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the

----------

     * A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies.

                                                                      Overview 1
             securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          o PROFUND VP ULTRASMALL-CAP -- seeks daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index. If the ProFund VP UltraSmall-Cap is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline.

          o PROFUND VP BEAR -- seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If the ProFund VP Bear is successful in meeting its objective, the net asset value of ProFund VP Bear shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of ProFund VP Bear shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

          o PROFUND VP BIOTECHNOLOGY, PROFUND VP ENERGY, PROFUND VP FINANCIAL, PROFUND VP HEALTHCARE, PROFUND VP REAL ESTATE, PROFUND VP TECHNOLOGY, PROFUND VP TELECOMMUNICATIONS, and PROFUND VP UTILITIES (collectively, the "Sector ProFunds VP") seeks to provide daily investment results, before fees and expenses, that correspond to the performance of a specified Dow Jones U.S. sector index.

     The securities index that each ProFunds VP uses as its benchmark is described below under the "Fund Information" section for each ProFund VP.

PRINCIPAL INVESTMENT STRATEGIES

     In seeking to achieve the ProFunds' investment objective of matching a specific market or sector index, the ProFunds' investment advisor, ProFund Advisors LLC ("ProFund Advisors"), uses a passive approach to investing. This approach employs a quantitative analysis of a specific market or sector index. On the basis of this analysis, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular stock, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

     The ProFunds VP takes positions in securities and other instruments that ProFund Advisors believes should have a similar investment profile as, and simulate the movement of, their respective underlying indices. The ProFunds VP may invest in securities that are not included in their underlying indices if ProFund Advisors decides it is appropriate in view of their investment objectives.

     The ProFunds VP may invest in the following instruments to pursue their investment objectives or as a substitute for investing directly in stocks (or shorting stocks, in the case of PROFUNDS VP BEAR):

          o Futures contracts on stock indexes, and options on future contracts; and

          o Financial instruments such as equity caps, collars and floors, swaps, depository receipts, and options on securities and securities indices.


2   Overview

     In addition, PROFUND VP BULL PLUS, PROFUND VP ULTRAOTC and PROFUND VP ULTRASMALL-CAP generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of the investments of a ProFund VP.

     PROFUND VP EUROPE 30 invests in financial instruments, including American Depository Receipts ("ADRs"), with values that reflect the performance of stocks of European companies.

     The PROFUND VP BEAR generally does not invest in traditional securities, such as common stock of operating companies. Rather, the PROFUND VP BEAR principally invests in futures contracts, options contracts and other financial instruments, and engages in short sales.

     Under normal market conditions, each of the SECTOR PROFUNDS VP will invest primarily in equity securities of companies principally engaged in the business activities of an indicated economic sector, or in instruments that provide exposure to those companies.

     Each ProFund VP may also invest in U.S. Government securities, borrow money for investment purposes, and enter into repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP

     Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common to the ProFunds VP are:

          o MARKET RISK -- The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the PROFUND VP BEAR, should normally lose money on days when the index underlying their benchmark declines. For the PROFUND VP BEAR, investors in the PROFUND VP BEAR should normally gain money when the index underlying its benchmark declines.

          o EQUITY RISK -- The equity markets are volatile, and the value of securities and futures and options contracts may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with a small market capitalization. Small capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' stock.

          o CONCENTRATION RISK -- Since each Sector ProFund VP invests in the securities of a limited number of issuers conducting business in a specific market sector, it is subject to the risk that those issuers (or that market sector) will perform poorly, and the Sector ProFund VP will be negatively impacted by that poor performance.

          o NON-DIVERSIFICATION RISK-- The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient

                                                                      Overview 3
             means of tracking the relevant benchmark. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFunds VP other than the Sector ProFunds VP intend to invest on a diversified basis.

          o CORRELATION RISK -- ProFund Advisors expects that each of the ProFunds VP will track its benchmark with a high level of correlation. There can be, however, no guarantee that the ProFunds VP will be able to achieve a high level of correlation. Investment by a ProFund VP in securities not included in its underlying index or in other financial instruments may adversely affect the correlation of a ProFund VP with its benchmark. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. Any such difference could significantly and adversely affect the performance and correlation of a ProFund VP. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment goal.

          o RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES -- The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, swaps and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the instrument and the underlying security or index.

          o LIQUIDITY RISK -- In certain circumstances, such as disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

          o NEW FUND RISK -- For the PROFUND VP OTC, PROFUND VP BULL PLUS, PROFUND VP BEAR, PROFUND VP BIOTECHNOLOGY, PROFUND VP ENERGY, PROFUND VP FINANCIAL, PROFUND VP HEALTHCARE, PROFUND VP REAL ESTATE, PROFUND VP TECHNOLOGY, PROFUND VP TELECOMMUNICATIONS, and PROFUND VP UTILITIES, there can be no assurances that these ProFund VP will grow to an economically viable size, in which case management may determine to liquidate a ProFund VP at a time that may not be opportune for shareholders.

     THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

     The ProFunds VP:

          o  Are not federally insured

          o  Are not guaranteed by any government agency

          o  Are not bank deposits

          o  Are not guaranteed to achieve their objectives


4   Overview

                                                             FUND INFORMATION --
                                                                  PROFUND VP OTC


FUND STRATEGY

     The PROFUND VP OTC seeks daily investment results that correspond to the performance of the NASDAQ 100 Index(TM).

     The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

RISK CONSIDERATIONS

     The general risks associated with the PROFUND VP OTC are discussed above in the "Overview."

FUND PERFORMANCE

     Because the PROFUND VP OTC is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measure of securities market performance, such as indices.

                                                             Fund Information  5

                                                             FUND INFORMATION --
                                                            PROFUND VP EUROPE 30

FUND STRATEGY

     The PROFUND VP EUROPE 30 seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

     The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of the 30 European companies whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs with the highest market capitalization, as determined annually. The component companies of the Index as of the date of this Prospectus are listed in an appendix to the Statement of Additional Information.

RISK CONSIDERATIONS

     In addition to the general risks associated with the ProFunds VP, the PROFUND VP EUROPE 30 is also subject to the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

          o Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, the PROFUND VP EUROPE 30 may not have access to adequate or reliable company information.

          o The PROFUND VP EUROPE 30 will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in their benchmarks are located.

          o The value of ADRs could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

          o On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

FUND PERFORMANCE

     The PROFUND VP EUROPE 30 does not yet have an investment track record to compare against other mutual funds or broad measure of securities market performance, such as indices.


6  Fund Information

                                                            FUND INFORMATION --
                                                            PROFUND VP BULL PLUS


FUND STRATEGY

     The PROFUND VP BULL PLUS seeks daily investment results that correspond to one and a half times (150%) the performance of the S&P 500 Index. If the PROFUND VP BULL PLUS is successful in meeting its objective, it should gain approximately one-and-a-half times as much as the S&P 500 Index when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately one-and-a-half times as much when such prices decline on that day.

     The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

RISK CONSIDERATIONS

     In addition the general risks associated with the ProFunds VP, the PROFUND VP BULL PLUS is also subject to risks associated with the use of leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a fund's investment. Use of leverage can magnify the effects of changes in the value of PROFUND VP BULL PLUS and makes it more volatile. The leveraged investment techniques that the PROFUND VP BULL PLUS employs should cause investors to lose more money in adverse environments.

FUND PERFORMANCE

     Because the PROFUND VP BULL PLUS is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                             Fund Information  7

                                                            FUND INFORMATION --
                                                            PROFUND VP ULTRAOTC

FUND STRATEGY

     The PROFUND VP ULTRAOTC seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If the PROFUND VP ULTRAOTC is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

     The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

RISK CONSIDERATIONS

     In addition the general risks associated with the ProFunds VP, the PROFUND VP ULTRAOTC is also subject to risks associated with the use of leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a fund's investment. Use of leverage can magnify the effects of changes in the value of the PROFUND VP ULTRAOTC and makes it more volatile. The leveraged investm ent techniques that the PROFUND VP ULTRAOTC employs should cause investors to lose more money in adverse environments.

FUND PERFORMANCE

     The PROFUND VP ULTRAOTC does not yet have an investment track record to compare against other mutual funds or broad measure of securities market performance, such as indices.


8  Fund Information

                                                             FUND INFORMATION --
                                                       PROFUND VP ULTRASMALL-CAP

FUND STRATEGY

     The PROFUND VP ULTRASMALL-CAP seeks daily investment results that correspond to the performance of the Russell 2000(R) Index. If the PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, it should gaiN approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline.

     The Russell 2000(R) Index is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises of 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

     Prior to May 1, 2000, the PROFUND VP ULTRASMALL-CAP was named the "ProFund VP Small-Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R) Index.

RISK CONSIDERATIONS

     In addition the general risks associated with the ProFunds VP, the PROFUND VP ULTRASMALL-CAP also subject to small capitalization and leverage risks.

     SMALL COMPANY INVESTMENT RISK. The PROFUND VP ULTRASMALL-CAP could be subject to greater risks than a fund that invests primarily in large capitalization, widely traded companies, such as:

          o Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

          o There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

          o Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and, as a result, such setbacks could have a greater effect on small companies' share prices.

          o Small company stocks are typically less liquid than large company stocks, and efficiently liquidating positions in turbulent market conditions could be difficult.

     LEVERAGE RISK. Leverage is the ability to get a return on a capital base that is larger than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of the PROFUND VP ULTRASMALL-CAP and makes it more volatile. The leveraged investment techniques that the PROFUND VP ULTRASMALL-CAP employs should cause investors to lose more money in market environments.

FUND PERFORMANCE

     The PROFUND VP ULTRASMALL-CAP does not yet have an investment track record to compare against other mutual funds or broad measure of securities market performance, such as indices.


                                                             Fund Information  9

                                                             FUND INFORMATION --
                                                       PROFUND VP ULTRASMALL CAP

FUND STRATEGY

     The PROFUND VP BEAR seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If the ProFund VP Bear is successful in meeting its objective, the net asset value of PROFUND VP BEAR shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of PROFUND VP BEAR shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

     The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

     PROFUND VP BEAR generally does not invest in traditional securities, such as common stock of operating companies. Rather, the PROFUND VP BEAR principally invests in futures contracts, options contracts and other financial instruments, and engages in short sales. Using these techniques, the PROFUND VP BEAR will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the PROFUND VP BEAR terminates the position. The PROFUND VP BEAR will generally realize a gain if the underlying security or index declines in price between those dates.

RISK CONSIDERATIONS

     In addition to the general risks associated with the ProFunds VP, the PROFUND VP BEAR is also subject to inverse correlation risk. Shareholders in the PROFUND VP BEAR should lose money when the index underlying its benchmark rises -- A RESULT THAT IS THE OPPOSITE FROM TRADITIONAL EQUITY MUTUAL FUNDS.

FUND PERFORMANCE

     Because the PROFUND VP BEAR is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


10  Fund Information

                                                             FUND INFORMATION --
                                                        PROFUND VP BIOTECHNOLOGY


FUND STRATEGY

     The PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Biotechnology Index.

     The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. The PROFUND VP BIOTECHNOLOGY primarily invests in biotechnology companies or in instruments that provide exposure to these companies. Companies represented in this sector in which the PROFUND VP BIOTECHNOLOGY may invest include companies that may be newly-formed and that have relatively small market capitalizations.

     As of December 31, 2000, the Index consisted of 73 stocks. Its three largest stocks were Amgen, Inc., Applied Biosystem Group-Applera Corp., and Genentech, Inc. (which comprised 27.10%, 8.12%, and 5.98%, respectively, of its market capitalization). The PROFUND VP BIOTECHNOLOGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP BIOTECHNOLOGY is also subject to the following risks:

          o Biotechnology companies are heavily dependent on patents and intellectual property rights. The loss or impairment of such rights may adversely affect the profitability of these companies.

          o Companies in this sector are subject to risks of new technologies and competitive pressures.

          o Companies in this sector spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

          o Biotechnology companies are subject to regulations by, and restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

          o Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP BIOTECHNOLOGY is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.

                                                            Fund Information  11

                                                             FUND INFORMATION --
                                                              PROFUND VP ENERGY


FUND STRATEGY

     The PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Energy Sector Index.

     The Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil equipment and services, oil-major, oil-secondary and pipelines. The PROFUND VP ENERGY primarily invests in energy companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 87 stocks. Its three largest stocks were Exxon Mobil Corp., Chevron Corp. and Schlumberger Ltd. N.V. (which comprised 39.11%, 7.13% and 5.89%, respectively, of its market capitalization). The PROFUND VP ENERGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP ENERGY is also subject to the following risks:

          o The profitability of companies in this sector is related to worldwide energy prices and exploration, and production spending.

          o Companies in this sector could be adversely affected by changes in exchange rates.

          o Companies in this sector are affected by government regulation, world events and economic conditions, and are subject to market, economic and political risks of the countries where energy companies are located or do business.

          o Companies in this sector are at risk for environmental damage claims.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP ENERGY is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.

12  Fund Information

                                                             FUND INFORMATION --
                                                            PROFUND VP FINANCIAL

FUND STRATEGY

     The PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financial Sector Index.

     The Index measures the performance of the financial economic sector of the U.S. equity market. Component companies include regional banks, major international banks, insurance companies, companies that invest, directly or indirectly, in real estate, Fannie Mae, credit card insurers, check cashing companies, mortgage lenders, investment advisors, savings and loans, savings banks, thrifts, building associations and societies, credit unions, securities broker-dealers, including investment banks and merchant banks, online brokers, publicly traded stock exchanges, and specialty finance companies. The PROFUND VP FINANCIAL primarily invests in financial services companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 281 stocks. Its three largest stocks were Citigroup, Inc., American International Group, Inc. and Wells Fargo & Co. (which comprised 11.08%, 8.49% and 4.09%, respectively, of its market capitalization). The PROFUND VP FINANCIAL will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of December 31, 2000, the Index was concentrated in specialty finance and banks, which comprised 42.21% and 33.64%, respectively, of its market capitalization (based on the composition of the Index).

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP FINANCIAL is also subject to the following risks:

          o Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

          o The profitability of companies in this sector is adversely affected by increases in interest rates.

          o The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

          o  Insurance companies may be subject to severe price competition.

          o Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP FINANCIAL is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                             Fund Information 13

                                                             FUND INFORMATION --
                                                           PROFUND VP HEALTHCARE


FUND STRATEGY

     The PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Healthcare Sector Index.

     The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. The PROFUND VP HEALTHCARE primarily invests in healthcare companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 178 stocks. Its three largest stocks were Pfizer, Inc., Merck & Co., Inc. and Bristol-Myers Squibb Co. (which comprised 15.80%, 11.78% and 7.89%, respectively, of its market capitalization). The PROFUND VP HEALTHCARE will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of December 31, 2000, the Index was concentrated in pharmaceuticals and biotechnology, which comprised 78.83% of its market capitalization (based on the composition of the Index).

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP HEALTHCARE is also subject to the following risks:

          o Many companies in this sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies.

          o Companies in this sector are subject to extensive litigation based on product liability and similar claims.

          o Companies in this sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

          o Many new products in this sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly.

          o Companies in this sector may be susceptible to product obsolescence.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP HEALTHCARE is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


14 Fund Information

                                                             FUND INFORMATION --
                                                          PROFUND VP REAL ESTATE


FUND STRATEGY

     The PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate Index.

     The Index measures the performance of the real estate industry sector of the U.S. equity market. Component companies include hotel and resort companies and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The PROFUND VP REAL ESTATE primarily invests in real estate companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 68 stocks. Its three largest stocks were Equity Office Properties Trust SBI, Equity Residential Properties Trust and ProLogis Trust SBI (which comprised 9.73%, 7.11% and 3.57%, respectively, of its market capitalization). The PROFUND VP REAL ESTATE will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. RISK CONSIDERATIONS In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP REAL ESTATE is also subject to the following risks:

          o Investment in this sector is subject to many of the same risks associated with the direct ownership of real estate such as:

             o Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

             o  Obsolescence of properties;

             o  Changes in the availability, cost and terms of mortgage funds;
                and

             o  The impact of environmental laws.

          o A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

          o The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

          o Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP REAL ESTATE is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                            Fund Information  15

                                                             FUND INFORMATION --
                                                           PROFUND VP TECHNOLOGY


FUND STRATEGY

     The PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Technology Sector Index.

     The Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology. The PROFUND VP TECHNOLOGY primarily invests in technology companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 353 stocks. Its three largest stocks were Cisco Systems, Inc., Microsoft Corp. and Intel Corp. (which comprised 10.49%, 7.69% and 7.44%, respectively, of its market capitalization). The PROFUND VP TECHNOLOGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of December 31, 2000, the Index was concentrated in hardware and equipment, and software, which comprised 74.29% and 25.71%, respectively, of its market capitalization (based on the composition of the Index).

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP TECHNOLOGY is also subject to the following risks:

          o Technology companies face intense competition, both domestically and internationally.

          o Technology companies may have limited product lines, markets, financial resources or personnel.

          o The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

          o Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

          o Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP TECHNOLOGY is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


16  Fund Information

                                                             FUND INFORMATION --
                                                   PROFUND VP TELECOMMUNICATIONS


FUND STRATEGY

     The PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Telecommunications Sector Index.

     The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include fixed line communications and wireless communications companies. The PROFUND VP TELECOMMUNICATIONS primarily invests in telecommunications companies or in instruments that provide exposure to these companies.

     As of December 31, 2000, the Index consisted of 52 stocks. Its three largest stocks were SBC Communications Inc., Verizon Communications and BellSouth Corp. (which comprised 24.19%, 20.25% and 11.44%, respectively, of its market capitalization). The PROFUND VP TELECOMMUNICATIONS will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of December 31, 2000, the Index was concentrated in fixed line communications, which comprised 90.32% of its market capitalization (based on the composition of the Index).

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP TELECOMMUNICATIONS is also subject to the following risks:

          o The domestic telecommunications market is characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities.


          o Companies in this sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.


          o Technological innovations may make the products and services of telecommunications companies obsolete.


          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP TELECOMMUNICATIONS is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                            Fund Information 17

                                                             FUND INFORMATION --
                                                            PROFUND VP UTILITIES


FUND STRATEGY

     The PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Utilities Sector Index.

     The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. The PROFUND VP UTILITIES primarily invests in utility companies or in instruments that provide exposure to these companies.

     As of December 31, 2000 the Index consisted of 75 stocks. Its three largest stocks were Enron Corp., Duke Energy Corp. and Exelon Corp. (which comprised 13.39%, 6.84% and 4.87%, respectively, of its market capitalization). The PROFUND VP UTILITIES will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of December 31, 2000, the Index was concentrated in electric utilities, which comprised 95.60% of its market capitalization (based on the composition of the Index).

RISK CONSIDERATIONS

     In addition to the general risks associated with all Sector ProFunds VP, the PROFUND VP UTILITIES is also subject to the following risks:

          o The rates of regulated utility companies are subject to review and limitation by governmental regulatory commissions.


          o The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.


          o As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have no experience.


          o Deregulation is subjecting utility companies to greater competition and may adversely affect profitability.


          o The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

     Because the PROFUND VP UTILITIES is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indices.


18  Fund Information

                                                                     PROFUNDS VP
                                                                        STRATEGY

     The investments made by a ProFund VP and the results achieved by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds VP. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a ProFund VP.

WHAT THE PROFUNDS VP DO

     Each ProFund VP:

          o Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

          o  Uses a mathematical and quantitative approach.

          o Pursues its objective regardless of market conditions, trends or direction.

          o  Seeks to provide correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

     ProFund Advisors does not:

          o Conduct conventional stock research or analysis or forecast stock market movement in managing the assets of the ProFunds VP.

          o Invest the assets of the ProFunds VP in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

          o Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.

          o Seek to invest in order to realize dividend income from the investments of the ProFunds VP.

          o Seek to provide correlation with the benchmarks over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the ProFunds VP from achieving such results.

IMPORTANT CONCEPTS

          o LEVERAGE offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

          o FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.


                                                                    Strategy  19

          o OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

          o SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

          o SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds VP to seek gains when their benchmark index declines. If a ProFund VP replaces the security to the lender at a price lower than the price it borrowed it at plus interest incurred, it makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, the ProFund VP will incur a loss on the transaction.

          o AMERICAN DEPOSITORY RECEIPTS (ADRs) represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

          o GLOBAL DEPOSITORY RECEIPTS (GDRs) are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, Global Depository Receipts allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

          o NEW YORK SHARES (or "direct shares") are foreign stocks traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

PORTFOLIO TURNOVER

     ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use the ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFunds VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover in the ProFunds VP, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.


20  Strategy

                                                                         GENERAL
                                                                     INFORMATION


CALCULATING SHARE PRICES

     Each ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

     The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund VP, by the number of its outstanding shares. The ProFunds VP use the following methods for arriving at the current market price of investments held by them:

          o Securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

          o Securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

          o Futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

          o Options on futures contracts--priced at fair value determined with reference to established future exchanges.

          o Bonds and convertible bonds generally are valued using a third-party pricing system.

          o Short-term debt securities are valued at amortized cost, which approximates market value.

          o Foreign exchange values used to calculate net asset values will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the NYSE closes.

     When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

     THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
     May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.


                                                         General Information  21

PURCHASING AND REDEEMING SHARES

     Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

     Payment for shares redeemed normally will be made within seven days. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

     The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

     The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION OF SHARES

     Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.


22  General Information

TAX INFORMATION

     Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

     Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

     FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.


                                                         General Information  23

                      (This page intentionally left blank)

                                                                     PROFUNDS VP
                                                                      MANAGEMENT


BOARD OF TRUSTEES AND OFFICERS

     The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISOR

     PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds VP. Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $1.7 billion in assets as of December 31, 2000. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive fees equal to 0.75% of the average daily net assets of each of the ProFunds VP.

     MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

     LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank, in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

     WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors, has more than 30 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

     Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

     BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

     ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15% on an annual basis, of its average daily net assets for these services.


                                                                  Management  25

INDEX PROVIDERS

     "Dow Jones" and each Dow Jones sector index are service marks of Dow Jones & Company, Inc. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ or the Frank Russell Company, and neither Standard & Poor's nor NASDAQ nor the Frank Russell Company makes any representations regarding the advisability of investing in the ProFunds VP.

DOW JONES DOES NOT:

          o  Sponsor, endorse, sell or promote the ProFunds VP.

          o Recommend that any person invest in the ProFunds VP or any other securities.

          o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

          o Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

          o Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.


--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE PROFUNDS VP. SPECIFICALLY,

          o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

               o THE RESULTS TO BE OBTAINED BY THE PROFUNDS VP, INVESTORS IN THE PROFUNDS VP OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES SECTOR INDICES AND THE DATA INCLUDED IN THE DOW JONES SECTOR INDICES;

               o    THE ACCURACY OR COMPLETENESS OF THE INDICES AND ITS DATA;

          o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES SECTOR INDICES AND ITS DATA:

               o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS IN THE DOW JONES SECTOR INDICES OR ITS DATA; AND

               o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN PROFUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE INVESTORS IN THE PROFUNDS VP OR ANY OTHER THIRD PARTIES.

26  Management

                                                                       FINANCIAL
                                                                      HIGHLIGHTS



The following tables provide a picture of the financial performance of each ProFund VP for the period from October 19, 1999 (commencement of operations) through December 31, 1999. Certain information reflects financial results for a single share. The total return information selected represents the rate of return that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the ProFunds VP's annual report for the fiscal year ended December 31, 1999. The annual report is available free of charge by phoning 888-776-3637.





                                                        Financial Highlights  27

                                                             PROFUND VP ULTRAOTC


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                                           For the period from
                                                           October 19, 1999(a)
                                                           through
                                                           December 31, 1999
                                                           ---------------------

  NET ASSET VALUE, BEGINNING OF PERIOD                          $30.00
                                                           -----------
--------------------------------------------------------------------------------
  Net investment income                                          (0.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss) on investment
  transactions and futures contracts                             40.99
                                                           -----------
--------------------------------------------------------------------------------
  Total income/(loss) from investment operations                 40.93
                                                           -----------
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $70.93
                                                           ===========
--------------------------------------------------------------------------------
  TOTAL RETURN                                                  136.43%(b)
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                                $67,897,587
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         1.65%(c)
--------------------------------------------------------------------------------
  Ratio of net investment income to average net assets          (0.77)%(c)
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         1.97%(c)
--------------------------------------------------------------------------------
  PORTFOLIO TURNOVER                                               101%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.


28  Financial Highlights

                                                      PROFUND VP ULTRASMALL-CAP
                                                (FORMERLY, PROFUND VP SMALL-CAP)


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                                             For the period from
                                                             October 19, 1999(a)
                                                             through
                                                             December 31, 1999
                                                             -------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                           $30.00
                                                             ----------
--------------------------------------------------------------------------------
  Net investment income                                            0.06
--------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss) on investment
  transactions and futures contracts                               5.93
                                                             ----------
--------------------------------------------------------------------------------
  Total income/(loss) from investment operations                   5.99
                                                             ----------
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $35.99
                                                             ==========
--------------------------------------------------------------------------------
  TOTAL RETURN                                                    19.97%(b)
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                                  $9,803,920
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                          1.70%(c)
--------------------------------------------------------------------------------
  Ratio of net investment income to average net assets             1.75%(c)
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                          2.53%(c)
--------------------------------------------------------------------------------
  PORTFOLIO TURNOVER                                                686%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.


                                                        Financial Highlights  29

                                                            PROFUND VP EUROPE 30


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                                            For the period from
                                                            October 19, 1999(a)
                                                            through
                                                            December 31, 1999
                                                            --------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                          $30.00
                                                            ----------
--------------------------------------------------------------------------------
  Net investment income                                          (0.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss) on investment
  transactions and futures contracts                              6.86
                                                            ----------
--------------------------------------------------------------------------------
  Total income/(loss) from investment operations                  6.82
                                                            ----------
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $36.82
                                                            ==========
--------------------------------------------------------------------------------
  TOTAL RETURN                                                   22.73%(b)
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                                 $3,262,131
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         1.78%(c)
--------------------------------------------------------------------------------
  Ratio of net investment income to average net assets          (1.00)%(c)
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         2.39%(c)
--------------------------------------------------------------------------------
  PORTFOLIO TURNOVER                                               100%


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.


30   Financial Highlights

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Additional information about certain of the investments of the ProFunds VP is available in ProFunds VP's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated January 22, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated January 22, 2001. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the ProFunds VP, write to us at:

PROFUNDS
P.O. BOX 182800
COLUMBUS, OH 43218-2800

or call our toll-free numbers:

(888)  PRO-FNDS  (888)  776-3637 FOR INVESTORS

(888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY or visit our website www.profunds.com

You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD


[PROFUNDS(SM) LOGO]
INNOVATIONS IN INDEXING



811-08239